EXHIBIT 31.2

                    Certification of Chief Financial Officer
            Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


I, Jules L. Fisher, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of Possis Medical, Inc. (Possis Medical);

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Possis Medical as of, and for, the periods presented in this quarterly report;

     4. Possis Medical's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f))for Possis Medical and we have:

          a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Possis Medical, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c. Evaluated the effectiveness of Possis Medical's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and d. Disclosed in this report any change in Possis Medical's internal control over financial reporting that occurred during Possis Medical's most recent fiscal quarter (Possis Medical's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Possis Medical's internal control over financial reporting; and

     5. Possis Medical's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Possis Medical's auditors and the audit committee of Possis Medical's board of directors (or persons performing the equivalent function):

          a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Possis Medical's ability to record, process, summarize and report financial information; and

          b. Any fraud, whether or not material, that involves management or other employees who have a significant role in Possis Medical's internal control over financial reporting.

Date: December 7, 2007    By:  /s/ Jules L. Fisher
                             ---------------------------------------------------
                             JULES L. FISHER
                             Vice President of Finance and Chief Financial
                             Officer

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